UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2008 (October 17, 2008)

FREESCALE SEMICONDUCTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32241	20-0443182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (512) 895-2000

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)(3) On October 17, 2008, Kevin R. Burns and James A. Quella, both members of the Board of Directors of Freescale Semiconductor Holdings I, Ltd. (“Holdings I”) and Freescale, were appointed to the Audit and Legal Committee of the Board of Directors of Holdings I and Freescale.

(e) Form of Deferred Stock Unit Agreement.

On October 17, 2008, the Compensation and Leadership Committees (the “Committee”) of the Board of Directors of Holdings I and Freescale adopted the form of Deferred Stock Unit Award Agreement (the “DSU Agreement”) to be used under the Freescale Holdings 2006 Management Incentive Plan to issue performance-based deferred stock unit awards to certain executives, including named executive officers.

Under the terms of the DSU Agreement, the number of deferred stock units issued will be based on Freescale’s performance based on revenue growth and EBITDA growth measured against a list of peer companies chosen by the Committee. The performance period will commence on January 1, 2009 and will end on December 31, 2011 (the “Performance Period”). The deferred stock units will vest 100% on the fourth anniversary of the date of grant so long as the executive remains employed by Freescale or an affiliate. In addition, the DSU Agreement contains covenants regarding confidential information, non-solicitation and non-competition that are effective following termination of the executive’s employment.

Except as otherwise determined by the Committee, if a change in control occurs during the Performance Period, the Performance Period will terminate and all performance goals will be deemed achieved at target levels.

The foregoing description of the DSU Agreement is qualified in its entirety by reference to the DSU Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Form of Restricted Cash Award Agreement.

On October 17, 2008, the Committee adopted the form of Restricted Cash Award Agreement (the “RCA Agreement”) to be used under the Freescale Holdings 2007 Employee Incentive Plan to issue cash awards to certain executives, including named executive officers.

Under the terms of the RCA Agreement, the cash award will vest and become payable with respect to 100% of the dollar value of the cash award on the third anniversary of the date of grant. If the executive’s employment terminates, then all unvested portions of the award will be forfeited by the executive.

The foregoing description of the RCA Agreement is qualified in its entirety by reference to the RCA Agreement, a copy of which is filed as Exhibit 10.2 to this report and is incorporated by reference herein.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

(d)	Exhibits.
10.1	Form of Deferred Stock Unit Award Agreement to be used under the Freescale Semiconductor Holdings I, Ltd. 2006 Management Incentive Plan, incorporated by reference to the Freescale Semiconductor Holdings I, Ltd. Form 8-K, filed with the SEC on October 23, 2008.

10.2	Form of Restricted Cash Award Agreement to be used under the Freescale Semiconductor Holdings I, Ltd. 2007 Employee Incentive Plan, incorporated by reference to the Freescale Semiconductor Holdings I, Ltd. Form 8-K, filed with the SEC on October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, INC.

By:	/s/ John D. Torres
Name:	John D. Torres
Title:	Senior Vice President, General Counsel and Secretary

Date: October 23, 2008

Exhibit Index

Exhibit Number	Description

10.1	Form of Deferred Stock Unit Award Agreement to be used under the Freescale Semiconductor Holdings I, Ltd. 2006 Management Incentive Plan, incorporated by reference to the Freescale Semiconductor Holdings I, Ltd. Form 8-K, filed with the SEC on October 23, 2008.

10.2	Form of Restricted Cash Award Agreement to be used under the Freescale Semiconductor Holdings I, Ltd. 2007 Employee Incentive Plan, incorporated by reference to the Freescale Semiconductor Holdings I, Ltd. Form 8-K, filed with the SEC on October 23, 2008.